FORM 8K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Commission File Number 1-15202
Date of Report (Date of Earliest Event Reported): February 24, 2023

W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203) 629-3000
(Registrant’s telephone number, including area code)

None
Former Name, former address and former fiscal year if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2023, the board of directors of W. R. Berkley Corporation (the “Company”) approved and adopted amendments to the Company’s By-laws (the “By-laws”) to:

•
provide for virtual meetings for stockholders as well as add certain provisions relating to the regulation of stockholder meetings, including the fixing of the record date, and the adjournment thereof;

•	reflect updates to requirements for stockholder lists at stockholder meetings, consistent with recent amendments to the Delaware General Corporation Law;
•	require a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white;
•	make certain clarifications regarding director terms, resignation and removal;
•	provide for the conduct of board meetings via remote communication and the formation and operation of board committees;
•	add provisions regarding the issuance of uncertificated stock as well as relating to the issuance and transfer of shares,
•
implement certain additional procedural and disclosure requirements for director nominees and stockholders proposing director nominees and other business for consideration at the Company’s annual or special meetings of stockholders, including regarding the Securities and Exchange Commission’s recently adopted “universal proxy card” rules, and certain related clarifications regarding the treatment of votes in connection therewith;

•
amend the advance notice period, beginning with the annual meeting of stockholders in 2024, to require stockholders to notify the secretary of the Company of director nominations and other stockholder proposals not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting; and

•	make certain additional technical and conforming revisions and clarifications, including updates to delivery of notices and regarding the authority of certain officers.
The foregoing summary of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as so amended and restated, a copy of which is filed as Exhibit 3.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Description

3.2 Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:	March 1, 2023

W. R. BERKLEY CORPORATION

		By:	/s/ Richard M. Baio
			Name:	Richard M. Baio
			Title:	Executive Vice President and Chief Financial Officer